SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2002 (May 3, 2002)

SEQUA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-804	13-1885030
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation	File Number)	Identification No.)

200 Park Avenue, New York, New York	10166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (212) 986-5500

None
(Former name or former address, if changed since last report.)

Item 5.	Other Events
Registrant's press release dated May 3, 2002 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7	Financial Statements and Exhibits.
(c) Exhibits. The following exhibit is filed herewith and incorporated herein by reference:

20. Press release of Registrant dated May 3, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUA CORPORATION

By:______________________________
Howard M. Leitner
Chief Financial Officer

Dated: May 3, 2002

EXHIBIT INDEX

Number	Description

20.	Press release of Registrant dated May 3, 2002.